WARRANT DERIVATIVE LIABILITY	9 Months Ended
Sep. 30, 2017
Warrant Derivative Liability
WARRANT DERIVATIVE LIABILITY

On March 17, 2015, Brekford issued a Warrant (“Brekford Warrant”), which permits the holder to purchase 56,000 shares of Common Stock with an exercise price of $7.50 per share and a life of five years.

The Brekford Warrant exercise price is subject to anti-dilution adjustments that allow for its reduction in the event the company subsequently issues equity securities, including shares of Common Stock or any security convertible or exchangeable for shares of Common Stock, for no consideration or for consideration less than $7.50 a share. The Company accounted for the conversion option of the Brekford Warrant in accordance with ASC Topic 815. Accordingly, the conversion option is not considered to be solely indexed to the Company’s own stock and, as such, is recorded as a liability. The derivative liability associated with the Brekford Warrant has been measured at fair value at September 30, 2017 and December 31, 2016 using the Black Scholes option-pricing model. The assumptions used in the Black-Scholes model are as follows: (i) dividend yield of 0%; (ii) expected volatility of 80.5% - 105.1%; (iii) weighted average risk-free interest rate of 1.14-1.93%; (iv) expected life of five years; and (v) estimated fair value of the Common Stock of $0.10-$0.26 per share.

At September 30, 2017 and December 31, 2016, the outstanding fair value of the derivative liability was $18,228 and $24,360, respectively.